UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2014

Frequency Electronics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 794-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2014, the Board of Directors (the “Board”) of Frequency Electronics, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws became effective upon approval by the Board.  The Amended and Restated Bylaws were adopted to implement the following change:

A new section 7.9 provides that if (i) any current or prior stockholder or anyone on their behalf (“Claiming Party”) initiates or asserts any claim or counterclaim (“Claim”) or joins, offers substantial assistance to, or has a direct financial interest in any Claim against the Company and/or any affiliate of the Company or any current or former director, officer or employee thereof of the Company, and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought, then each Claiming Party shall be obligated jointly and severally to reimburse the Company and/or any such affiliate, director, officer or employee, the greatest amount permitted by law of all fees, costs and expenses of every kind and description (including but not limited to, all reasonable attorney's fees and other litigation expenses) (collectively, “Litigation Costs”) that the parties may incur in connection with such Claim.

Section 7.9 also provides that the Claiming Party shall bear its own Litigation Costs in connection with any Claim and in no event shall the Claiming Party or the Claiming Party’s attorneys be entitled to recover any Litigation Costs from the corporation in connection with a Claim or, in a derivative or class action, to receive any fees or expenses as the result of the creation of any common fund, or from a corporate benefit purportedly conferred upon the corporation.

The foregoing description is only a summary of the amendment made to the Company’s existing bylaws by the Amended and Restated Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.                     Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Frequency Electronics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2014	Frequency Electronics, Inc.

By: /s/ Alan Miller
Name: Alan Miller
Title: Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Frequency Electronics, Inc.